EXHIBIT 23.1
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                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment to Registration Statement No. 333-40316 of Columbia Banking System, Inc. (the Company) on Form S-8 of our report dated January 28, 2000, included in the Annual Report on Form 10-K of the Company for the year ended December 31, 1999.



Deloitte & Touche LLP

Seattle, Washington
November 17, 2000